UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 4, 2012

FRESH START PRIVATE MANAGEMENT, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-153381	26-1972677
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

720 N. Tustin Avenue

Suite 206

Santa Ana, California 92705

(Address of principal executive offices) (Zip Code)

(714) 541-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain                              Officers; Compensatory Arrangements of Certain Officers.

On October 1st 2012, the Board of Directors of Fresh Start Private Management Inc. (the “Company”) have appointed Lourdes Felix as the Company’s Chief Financial Officer. With the appointment of Lourdes Felix, Jorge Andrade has resigned as the company’s Chief Financial Officer.

Item 9.01.

Financial Statement and Exhibits

99.1 Fresh Start Private Management Inc. press release, issued October 4th, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fresh Start Private Management, Inc. (Registrant)
Date: October 4, 2012
	By:	/s/ Jorge Andrade
Jorge Andrade
Chief Executive Officer

EXHIBIT 99.1

FRESH START PRIVATE MANAGEMENT, INC.

Fresh Start Private Announces new Chief Financial Officer

LOS ANGELES, CALIFORNIA, October 4th, 2012, Fresh Start Private Management Inc. (CEYY: OTCBB) (CEYY: US) a leader in alcohol treatment and rehabilitation. Fresh Start is honored to announce that Ms. Lourdes Felix has been appointed the new Chief Financial Officer.

The Board of Directors are happy to appoint Ms. Felix as the new Chief Financial Officer. Ms. Felix will assume the role of Chief Financial Officer from Mr. Jorge Andrade who has been the acting Chief Financial Officer for the Company. Mr. Andrade will remain as the CEO and a member board of directors. Ms. Felix received her accounting degree from University of Phoenix and has been working in the public and private accounting sector since 1991.

Mr. Jorge Andrade Chief Executive Officer said, “We value her professionalism and deep knowledge of finance and accounting. Her corporate experience and impressive track record are a key part of creating a sophisticated executive team.”

For more information on CEYY, please visit www.freshstartprivate.com

About Fresh Start Private

Fresh Start Private is an alcohol treatment and rehabilitation company that is on the leading edge of alcohol addiction treatment. Fresh Start Private has developed an implant and treatment program that is highly effective in the treatment of Alcohol abuse. Fresh Start utilizes an implant procedure to deliver targeted, therapeutic levels of an FDA-approved Naltrexone drug that significantly reduces patients' cravings for alcohol. Fresh Start’s revolutionary alcohol treatment program has a high proven success rate with thousands of patients treated to date worldwide. The program is administered as an outpatient procedure, where patients would not need to miss more than one day of work and are able to receive the treatment without co-workers or family members knowing.

Contact:

Investor Relations

ir@freshstartprivate.com

Safe HarborThe information in this release includes forward-looking statements. These forward-looking statements generally are identified by the words "believe," "project," "estimate," "become," "plan," "will," and similar expressions. These forward-looking statements involve known and unknown risks as well as uncertainties, including those discussed in the following cautionary statements and elsewhere in this release. Although the Company believes that its expectations are based on reasonable assumptions, the actual results that the Company may achieve may differ materially from any forward-looking statements, which reflect the opinions of the management of the Company only as of the date hereof.